EXHIBIT 32.1

EXHIBIT 99

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Dialpoint Communications Corporation ("Dialpoint") on Form 10-Q for the quarter ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ann DiSilvestre, Chief Executive Officer of Dialpoint, and I, Eileen Casey, Principal Financial Officer of Dialpoint, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Dialpoint.

Date: August 14, 2008

/s/ Ann DiSilvestre

Ann DiSilvestre

Chief Executive Officer

Date: August 14, 2008

/s/ Eileen Casey

Eileen Casey

Principal Financial Officer